Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended March 31, 2024

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount” or the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

COMMON SHARE DATA

(unaudited)

	Three Months Ended
Share Price:	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
High	$5.36	$5.92	$5.43	$4.92	$6.74
Low	$4.21	$4.06	$4.20	$4.10	$3.90
Closing (end of period)	$4.69	$5.17	$4.62	$4.43	$4.56

Dividends per common share	$0.035	$0.035	$0.035	$0.035	$0.0775
Annualized dividends per common share	$0.14	$0.14	$0.14	$0.14	$0.31
Dividend yield (on closing share price)	3.0%	2.7%	3.0%	3.2%	6.8%

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2024
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.10)	$(0.04)
Our share of real estate depreciation and amortization	0.91	0.91
Estimated FFO (1)	0.81	0.87
Adjustments for non-core items (2)	(0.06)	(0.06)
Estimated Core FFO (1)(3)	$0.75	$0.81

Operating Assumptions:
Leasing Activity (square feet)	725,000	900,000
PGRE's share of Same Store Leased % (1) at year end	86.1%	88.1%
Decrease in PGRE's share of Same Store Cash NOI (1)	(5.5%)	(3.5%)
Decrease in PGRE's share of Same Store NOI (1)	(4.0%)	(2.0%)

Financial Assumptions (at share):
Estimated net loss	$(24,000)	$(10,000)
Depreciation and amortization	213,000	213,000
General and administrative expenses	64,500	62,500
Interest and debt expense, including amortization of deferred financing costs	142,500	139,500
Other, net (primarily non-cash gain on extinguishment of IPO related tax liability)	(13,000)	(13,000)
Fee and other income, net of income taxes	(33,000)	(34,000)
NOI (1)	350,000	358,000
Straight-line rent adjustments and above and below-market lease revenue, net	(19,500)	(21,500)
Cash NOI (1)	$330,500	$336,500

(1)
See page 43 for our definition of this measure.
(2)
Represents non-core items for the three months ended March 31, 2024, that are listed in the table on page 11. The Company is not making projections for non-core items that may impact its financial results for the remainder of 2024, which may include realized and unrealized gains or losses on real estate related fund investments, acquisition and transaction related costs and other items that are not included in Core FFO.
(3)
We are raising our Estimated Core FFO Guidance for the full year of 2024, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on May 1, 2024 and otherwise to be referenced during our conference call scheduled for May 2, 2024. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2024	March 31, 2023	December 31, 2023
Net income (loss) per share - basic and diluted	$0.05	$0.01	$(0.95)

Core FFO (1) per share - diluted	$0.22	$0.25	$0.22

PGRE's share of Adjusted EBITDAre (1)	$86,921	$89,091	$86,484

PGRE's share of Cash NOI (1)	$88,977	$89,800	$86,227

PGRE's share of NOI (1)	$93,583	$96,201	$90,153

Same Store % Change	Same Store Cash NOI (1)	Same Store NOI (1)

Three Months Ended March 31, 2024 vs. March 31, 2023	(1.5%)	(3.5%)

PORTFOLIO STATISTICS (at PGRE's Share)

				% Change
				March 31, 2024	March 31, 2024
				vs.	vs.
Same Store Leased % (1)	March 31, 2024	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2023
New York	90.1%	90.2%	90.2%	(0.1%)	(0.1%)
San Francisco	85.5%	89.8%	93.7%	(4.3%)	(8.2%)
Weighted Average	89.1%	90.1%	91.0%	(1.0%)	(1.9%)

(1)
See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2024	December 31, 2023
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,278,863	6,250,379
	8,245,100	8,216,616
Accumulated depreciation and amortization	(1,524,078)	(1,471,819)
Real estate, net	6,721,022	6,744,797
Cash and cash equivalents	276,235	428,208
Restricted cash	171,776	81,391
Accounts and other receivables	16,048	18,053
Real estate related fund investments	-	775
Investments in unconsolidated real estate related funds	4,603	4,549
Investments in unconsolidated joint ventures	132,788	132,239
Deferred rent receivable	353,826	351,209
Deferred charges, net	107,407	108,751
Intangible assets, net	62,609	68,005
Other assets	83,411	68,238
Total assets	$7,929,725	$8,006,215

Liabilities:
Notes and mortgages payable, net	$3,669,850	$3,803,484
Revolving credit facility	-	-
Accounts payable and accrued expenses	115,038	114,463
Dividends and distributions payable	8,376	8,360
Intangible liabilities, net	26,026	28,003
Other liabilities	31,774	37,017
Total liabilities	3,851,064	3,991,327

Equity:
Paramount Group, Inc. equity	3,199,050	3,203,285
Noncontrolling interests in:
Consolidated joint ventures	480,542	413,925
Consolidated real estate related funds	103,886	110,589
Operating Partnership	295,183	287,089
Total equity	4,078,661	4,014,888

Total liabilities and equity	$7,929,725	$8,006,215

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2024	March 31, 2023	December 31, 2023
Revenues:
Rental revenue (1)	$179,723	$181,713	$181,736
Fee and other income (1)	9,154	6,761	10,735
Total revenues	188,877	188,474	192,471

Expenses:
Operating	71,740	70,309	77,076
Depreciation and amortization	61,114	58,888	68,866
General and administrative	16,634	14,623	15,679
Transaction related costs	178	128	99
Total expenses	149,666	143,948	161,720

Other income (expense):
(Loss) income from real estate related fund investments	(43)	3,550	(59,341)	(2)
Income (loss) from unconsolidated real estate related funds	105	(178)	45
Loss from unconsolidated joint ventures	(1,346)	(5,762)	(207,160)	(3)
Interest and other income, net (1)	19,420	2,925	4,830
Interest and debt expense	(40,269)	(36,459)	(40,550)
Income (loss) before income taxes	17,078	8,602	(271,425)
Income tax expense	(347)	(288)	(302)
Net income (loss)	16,731	8,314	(271,727)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(5,206)	(5,641)	(4,585)
Consolidated real estate related funds	(762)	(823)	52,383	(2)
Operating Partnership	(898)	(121)	18,379
Net income (loss) attributable to common stockholders	$9,865	$1,729	$(205,550)
Per diluted share	$0.05	$0.01	$(0.95)

(1)
See page 10 for details.
(2)
Includes $60,947 of realized and unrealized losses on real estate mezzanine loan investments made by Fund X, of which our share, net of amounts attributable to noncontrolling interests, was $7,935.
(3)
Includes our share of non-cash real estate impairment losses aggregating $201,496 related to Market Center and 55 Second Street.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
Rental Revenue:	March 31, 2024	March 31, 2023	December 31, 2023
Property rentals	$157,595	$158,463	$156,246
Tenant reimbursements	16,990	14,458	19,637
Straight-line rent adjustments	2,854	7,756	3,569
Amortization of above and below-market leases, net	1,340	1,036	1,447
Lease termination income	944	-	837
Total rental revenue	$179,723	$181,713	$181,736

	Three Months Ended
Fee and Other Income:	March 31, 2024	March 31, 2023	December 31, 2023
Asset management	$2,305	$2,175	$4,115
Property management	1,744	1,862	1,775
Acquisition, disposition, leasing and other	2,199	520	1,601
Total fee income	6,248	4,557	7,491
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	2,906	2,204	3,244
Total fee and other income	$9,154	$6,761	$10,735

	Three Months Ended
Interest and Other Income, net:	March 31, 2024	March 31, 2023	December 31, 2023
Interest income, net	$3,983	$2,925	$4,830
Non-cash gain on extinguishment of IPO related tax liability	15,437	-	-
Total interest and other income, net	$19,420	$2,925	$4,830

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2024	March 31, 2023	December 31, 2023
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$16,731	$8,314	$(271,727)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	64,424	68,431	76,723
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	-	-	201,496
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(15,885)	(16,005)	37,609
FFO attributable to the Operating Partnership	65,270	60,740	44,101
Amounts attributable to noncontrolling interests in the Operating Partnership	(5,449)	(3,961)	(3,620)
FFO attributable to common stockholders (1)	$59,821	$56,779	$40,481
Per diluted share	$0.28	$0.26	$0.19

FFO attributable to the Operating Partnership	$65,270	$60,740	$44,101
Adjustments for non-core items:
Non-cash gain on extinguishment of IPO related tax liability	(15,437)	-	-
Non-core assets (2)	-	(1,616)	1,413
Other, net (primarily adjustments related to consolidated and unconsolidated joint ventures)	2,471	(647)	6,165
Core FFO attributable to the Operating Partnership	52,304	58,477	51,679
Amounts attributable to noncontrolling interests in the Operating Partnership	(4,366)	(3,814)	(4,241)
Core FFO attributable to common stockholders (1)	$47,938	$54,663	$47,438
Per diluted share	$0.22	$0.25	$0.22

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,105,686	216,563,108	217,071,959
Effect of dilutive securities	80,723	53,912	77,069
Denominator for FFO and Core FFO per diluted share	217,186,409	216,617,020	217,149,028

(1)
See page 43 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

FAD

(unaudited and in thousands)

	Three Months Ended
	March 31, 2024	March 31, 2023	December 31, 2023
Reconciliation of Core FFO to FAD:
Core FFO attributable to the Operating Partnership	$52,304	$58,477	$51,679
Adjustments to arrive at FAD (including our share of unconsolidated joint ventures):
Straight-line rent	(3,387)	(7,691)	(4,476)
Amortization of above and below-market leases, net	(1,658)	(1,838)	(1,912)
Amortization of deferred financing costs	2,443	1,893	1,825
Amortization of stock-based compensation expense	6,194	5,117	6,310
Expenditures to maintain assets	(10,944)	(5,662)	(15,347)
Second generation tenant improvements and leasing commissions	(25,370)	(12,538)	(13,788)
Non-core assets (1)	-	547	1,428
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	4,311	8,085	3,808
FAD attributable to the Operating Partnership	23,893	46,390	29,527
Amounts attributable to noncontrolling interests in the Operating Partnership	(1,995)	(3,025)	(2,423)
FAD attributable to common stockholders (2) (3)	$21,898	$43,365	$27,104

Dividends declared on common stock	$7,607	$16,834	$7,608

FAD payout ratio (2)	34.7%	38.8%	28.1%

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 43 for our definition of this measure.
(3)
FAD attributable to common stockholders and FAD payout ratios are not necessarily indicative of future FAD amounts or future FAD payout ratios due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended
	March 31, 2024	March 31, 2023	December 31, 2023
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$16,731	$8,314	$(271,727)
Adjustments to arrive at EBITDAre (including our share of unconsolidated joint ventures):
Depreciation and amortization	64,424	68,431	76,723
Interest and debt expense	42,787	43,673	47,178
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	-	-	201,496
Income tax expense	351	293	302
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(23,938)	(25,048)	29,540
PGRE's share of EBITDAre (1)	$100,355	$95,663	$83,512
Adjustments to arrive at Adjusted EBITDAre:
Non-cash gain on extinguishment of IPO related tax liability	(15,437)	-	-
Non-core assets (2)	-	(5,297)	(2,553)
Other, net (primarily adjustments related to consolidated and unconsolidated joint ventures)	2,003	(1,275)	5,525
PGRE's share of Adjusted EBITDAre (1)	$86,921	$89,091	$86,484

(1)
See page 43 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

NOI

(unaudited and in thousands)

	Three Months Ended
	March 31, 2024	March 31, 2023	December 31, 2023
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$16,731	$8,314	$(271,727)
Adjustments to arrive at NOI:
Fee income	(6,248)	(4,557)	(7,491)
Depreciation and amortization	61,114	58,888	68,866
General and administrative	16,634	14,623	15,679
Loss (income) from real estate related fund investments	43	(3,550)	59,341
Loss from unconsolidated joint ventures	1,346	5,762	207,160
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,602	10,381	7,026
Interest and other income, net	(19,420)	(2,925)	(4,830)
Interest and debt expense	40,269	36,459	40,550
Income tax expense	347	288	302
Non-core assets (1)	-	(5,076)	(2,380)
Other, net	73	306	54
Amounts attributable to noncontrolling interests in consolidated joint ventures	(22,908)	(22,712)	(22,397)
PGRE's share of NOI (2)	$93,583	$96,201	$90,153
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(3,387)	(7,691)	(4,476)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,658)	(1,838)	(1,912)
Non-core assets (1)	-	261	802
Amounts attributable to noncontrolling interests in consolidated joint ventures	439	2,867	1,660
PGRE's share of Cash NOI (2)	$88,977	$89,800	$86,227

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended March 31, 2024
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$16,731	$(1,278)	$12,989	$5,020
Adjustments to arrive at NOI:
Fee income	(6,248)	-	-	(6,248)
Depreciation and amortization	61,114	41,294	18,570	1,250
General and administrative	16,634	-	-	16,634
Loss from real estate related fund investments	43	-	-	43
Loss (income) from unconsolidated joint ventures	1,346	1,686	302	(642)
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,602	3,555	2,047	-
Interest and other income, net	(19,420)	(793)	(386)	(18,241)
Interest and debt expense	40,269	26,573	12,945	751
Income tax expense	347	8	5	334
Other, net	73	-	-	73
Amounts attributable to noncontrolling interests in consolidated joint ventures	(22,908)	(2,676)	(20,232)	-
PGRE's share of NOI (1) for the three months ended March 31, 2024	93,583	68,369	26,240	(1,026)
PGRE's share of NOI (1) for the three months ended March 31, 2023	$96,201	$68,445	$28,888	$(1,132)

PGRE's share of NOI for the three months ended March 31, 2024	$93,583	$68,369	$26,240	$(1,026)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(3,387)	(3,909)	416	106
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,658)	(615)	(1,043)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	439	(112)	551	-
PGRE's share of Cash NOI (1) for the three months ended March 31, 2024	88,977	63,733	26,164	(920)
PGRE's share of Cash NOI (1) for the three months ended March 31, 2023	$89,800	$64,946	$25,664	$(810)

(1)
See page 43 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended March 31, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2024	$88,977	$63,733	$26,164	$(920)
Non-same store adjustments:
Lease termination income	(944)	(944)	-	-
Other, net	1,198	278	-	920
PGRE's share of Same Store Cash NOI for the three months ended
March 31, 2024	$89,231	$63,067	$26,164	$-

	Three Months Ended March 31, 2023
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2023	$89,800	$64,946	$25,664	$(810)
Non-same store adjustments:
Other, net	815	5	-	810
PGRE's share of Same Store Cash NOI for the three months ended
March 31, 2023	$90,615	$64,951	$25,664	$-

% (Decrease) increase	(1.5%)	(2.9%)	1.9%

(1)
See page 43 for our definition of this measure.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended March 31, 2024
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2024	$93,583	$68,369	$26,240	$(1,026)
Non-same store adjustments:
Lease termination income	(944)	(944)	-	-
Other, net	1,304	278	-	1,026
PGRE's share of Same Store NOI for the three months ended
March 31, 2024	$93,943	$67,703	$26,240	$-

	Three Months Ended March 31, 2023
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2023	$96,201	$68,445	$28,888	$(1,132)
Non-same store adjustments:
Other, net	1,137	5	-	1,132
PGRE's share of Same Store NOI for the three months ended
March 31, 2023	$97,338	$68,450	$28,888	$-

% Decrease	(3.5%)	(1.1%)	(9.2%)

(1)
See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,262,604	$1,663,301	$1,133,613	$465,690
Cash and cash equivalents	87,837	59,820	11,766	16,251
Restricted cash	69,691	78	69,613	-
Accounts and other receivables	8,959	4,001	4,395	563
Deferred rent receivable	206,702	98,075	83,464	25,163
Deferred charges, net	43,407	21,168	14,373	7,866
Intangible assets, net	35,320	29,940	4,727	653
Other assets	18,210	11,906	6,239	65
Total Assets	$3,732,730	$1,888,289	$1,328,190	$516,251

Liabilities:
Notes and mortgages payable, net	$2,316,101	$1,244,357	$840,166	$231,578
Accounts payable and accrued expenses	53,277	12,531	28,520	12,226
Intangible liabilities, net	15,991	11,391	4,326	274
Other liabilities	4,793	135	4,641	17
Total Liabilities	2,390,162	1,268,414	877,653	244,095

Equity:
Paramount Group, Inc. equity	862,026	557,425	220,832	83,769
Noncontrolling interests	480,542	62,450	229,705	188,387
Total Equity	1,342,568	619,875	450,537	272,156

Total Liabilities and Equity	$3,732,730	$1,888,289	$1,328,190	$516,251

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,284,532	$1,675,890	$1,141,827	$466,815
Cash and cash equivalents	145,320	59,111	74,276	11,933
Restricted cash	1,319	78	1,241	-
Accounts and other receivables	9,871	3,814	5,323	734
Deferred rent receivable	207,938	99,426	84,395	24,117
Deferred charges, net	45,190	21,915	15,093	8,182
Intangible assets, net	38,209	32,044	5,407	758
Other assets	7,365	850	6,015	500
Total Assets	$3,739,744	$1,893,128	$1,333,577	$513,039

Liabilities:
Notes and mortgages payable, net	$2,450,401	$1,244,109	$974,764	$231,528
Accounts payable and accrued expenses	48,862	9,825	28,260	10,777
Intangible liabilities, net	17,180	11,903	4,959	318
Other liabilities	4,833	156	4,631	46
Total Liabilities	2,521,276	1,265,993	1,012,614	242,669

Equity:
Paramount Group, Inc. equity	804,543	563,957	157,341	83,245
Noncontrolling interests	413,925	63,178	163,622	187,125
Total Equity	1,218,468	627,135	320,963	270,370

Total Liabilities and Equity	$3,739,744	$1,893,128	$1,333,577	$513,039

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$102,637	$48,806	$40,756	$13,075
Total operating expenses	34,473	18,618	11,939	3,916
Net operating income (1)	68,164	30,188	28,817	9,159
Depreciation and amortization	(31,508)	(16,738)	(10,804)	(3,966)
Interest and other income, net	888	502	274	112
Interest and debt expense	(22,646)	(9,701)	(10,283)	(2,662)
Income before income taxes	14,898	4,251	8,004	2,643
Income tax expense	(11)	(8)	(2)	(1)
Net income	$14,887	$4,243	$8,002	$2,642

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$8,562	$3,820	$3,921	$821
Management fee income	1,119	341	218	560
PGRE's share of net income	9,681	4,161	4,139	1,381
Real estate depreciation and amortization	21,591	15,064	5,294	1,233
FFO/Core FFO (1)	$31,272	$19,225	$9,433	$2,614

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,325	$423	$4,081	$1,821
Management fee expense	(1,119)	(341)	(218)	(560)
Net income attributable to noncontrolling interests	5,206	82	3,863	1,261
Real estate depreciation and amortization	9,917	1,674	5,510	2,733
FFO/Core FFO (1)	$15,123	$1,756	$9,373	$3,994

(1)
See page 43 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$101,949	$49,142	$39,972	$12,835
Total operating expenses	33,938	18,852	11,291	3,795
Net operating income (1)	68,011	30,290	28,681	9,040
Depreciation and amortization	(28,733)	(14,181)	(10,660)	(3,892)
Interest and other income, net	846	412	223	211
Interest and debt expense	(22,181)	(9,599)	(10,091)	(2,491)
Income before income taxes	17,943	6,922	8,153	2,868
Income tax expense	(21)	-	(1)	(20)
Net income	$17,922	$6,922	$8,152	$2,848

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$11,105	$6,228	$3,994	$883
Management fee income	1,176	407	193	576
PGRE's share of net income	12,281	6,635	4,187	1,459
Real estate depreciation and amortization	19,199	12,764	5,224	1,211
FFO/Core FFO (1)	$31,480	$19,399	$9,411	$2,670

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,817	$694	$4,158	$1,965
Management fee expense	(1,176)	(407)	(193)	(576)
Net income attributable to noncontrolling interests	5,641	287	3,965	1,389
Real estate depreciation and amortization	9,534	1,417	5,436	2,681
FFO/Core FFO (1)	$15,175	$1,704	$9,401	$4,070

(1)
See page 43 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2024
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,556,686	$217,921	$227,988	$553,103	$50	$146,180	$270,752	$140,692
Cash and cash equivalents	98,449	22,749	24,722	19,330	22,111	3,152	3,293	3,092
Restricted cash	102,124	5,968	-	80,600	49	-	14,810	697
Accounts and other receivables	6,955	5,171	598	261	123	36	424	342
Deferred rent receivable	36,192	19,864	4,316	-	-	3,509	5,497	3,006
Deferred charges, net	14,326	8,841	1,812	-	-	-	2,739	934
Intangible assets, net	49,194	-	5,146	-	-	37,766	4,998	1,284
For-sale residential condominium units	237,864	-	-	-	237,864	-	-	-
Other assets	23,209	2,803	57	7,794	134	2,083	10,268	70
Total Assets	$2,124,999	$283,317	$264,639	$661,088	$260,331	$192,726	$312,781	$150,117

Liabilities:
Notes and mortgages payable, net	$1,744,978	$298,699	$187,108	$573,563	$-	$107,687	$413,609	$164,312
Accounts payable and accrued expenses	48,696	7,297	6,885	12,964	2,976	2,861	11,235	4,478
Intangible liabilities, net	3,911	-	3,075	-	-	-	358	478
Other liabilities	74,172	170	170	70,166	12	1,486	1,929	239
Total Liabilities	1,871,757	306,166	197,238	656,693	2,988	112,034	427,131	169,507

Total Equity	253,242	(22,849)	67,401	4,395	257,343	80,692	(114,350)	(19,390)

Total Liabilities and Equity	$2,124,999	$283,317	$264,639	$661,088	$260,331	$192,726	$312,781	$150,117

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,528,595	$219,297	$230,516	$517,147	$50	$147,046	$272,113	$142,426
Cash and cash equivalents	67,499	24,516	21,318	794	10,822	2,709	5,300	2,040
Restricted cash	99,856	5,480	-	80,600	49	-	12,286	1,441
Accounts and other receivables	8,601	4,960	585	150	123	20	1,539	1,224
Deferred rent receivable	35,448	18,844	4,242	-	-	3,130	6,145	3,087
Deferred charges, net	13,643	8,989	1,120	-	-	-	2,540	994
Intangible assets, net	52,164	-	6,283	-	-	38,548	5,809	1,524
For-sale residential condominium units	246,824	-	-	-	246,824	-	-	-
Other assets	26,487	227	269	11,538	130	1,097	13,032	194
Total Assets	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

Liabilities:
Notes and mortgages payable, net	$1,744,706	$298,596	$187,068	$575,000	$-	$107,764	$412,996	$163,282
Accounts payable and accrued expenses	92,770	7,542	5,025	62,148	2,663	1,266	9,830	4,296
Intangible liabilities, net	5,026	-	3,919	-	-	-	462	645
Other liabilities	5,692	178	208	1,408	25	663	2,967	243
Total Liabilities	1,848,194	306,316	196,220	638,556	2,688	109,693	426,255	168,466

Total Equity	230,923	(24,003)	68,113	(28,327)	255,310	82,857	(107,491)	(15,536)

Total Liabilities and Equity	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center	Street
Total revenues	$50,934	$12,782	$7,995	$-	$14,066	(3)	$3,875	$8,609	$3,607
Total operating expenses	32,439	6,024	3,387	18	12,184	(3)	1,928	6,603	2,295
Net operating income (loss) (4)	18,495	6,758	4,608	(18)	1,882		1,947	2,006	1,312
Depreciation and amortization	(13,162)	(3,106)	(3,694)	-	-		(1,075)	(3,234)	(2,053)
Interest and other income (loss), net	626	176	237	(2)	154		12	45	4
Interest and debt expense	(17,589)	(2,673)	(1,857)	(5,255)	-		(1,078)	(3,612)	(3,114)
(Loss) income before income taxes	(11,630)	1,155	(706)	(5,275)	2,036		(194)	(4,795)	(3,851)
Income tax expense	(16)	-	(6)	(2)	(2)		(1)	(2)	(3)
Net (loss) income	$(11,646)	$1,155	$(712)	$(5,277)	$2,034		$(195)	$(4,797)	$(3,854)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(4,401)	$577	$(300)	$(263)	$712		$(21)	$(3,217)	$(1,889)
Step-up basis adjustment	(50)	-	(2)	-	(21)		(27)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	3,105	(577)	-	(1,424)	-		-	3,217	1,889
PGRE's share of net (loss) income	(1,346)	-	(302)	(1,687)	691		(48)	-	-
Real estate depreciation and amortization	3,310	1,553	1,631	-	-		126	-	-
FFO (4)	1,964	1,553	1,329	(1,687)	691		78	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,001	577	-	1,424	-		-	-	-
FFO attributable to One Steuart Lane	(691)	-	-	-	(691)		-	-	-
Other non-core items	263	-	-	263	-		-	-	-
Core FFO (4)	$3,537	$2,130	$1,329	$-	$-		$78	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2023
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street
Total revenues	$41,978	$12,219	$7,864	$-	$-	$4,603	$14,085	$3,207
Total operating expenses	24,701	5,829	3,476	104	3,163	2,721	7,326	2,082
Net operating income (loss) (3)	17,277	6,390	4,388	(104)	(3,163)	1,882	6,759	1,125
Depreciation and amortization	(17,765)	(2,790)	(4,115)	-	(19)	(972)	(7,565)	(2,304)
Interest and other income (loss), net	709	255	125	(2)	(1)	(4)	317	19
Interest and debt expense	(15,446)	(2,645)	(1,857)	-	(3,718)	(991)	(3,465)	(2,770)
(Loss) income before income taxes	(15,225)	1,210	(1,459)	(106)	(6,901)	(85)	(3,954)	(3,930)
Income tax expense	(11)	-	(5)	-	(2)	-	(2)	(2)
Net (loss) income	$(15,236)	$1,210	$(1,464)	$(106)	$(6,903)	$(85)	$(3,956)	$(3,932)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%	Various	67.0%	49.0%
Net (loss) income	$(7,044)	$605	$(637)	$(5)	$(2,416)	$(9)	$(2,655)	$(1,927)
Step-up basis adjustment	(40)	-	(2)	(12)	-	(26)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	1,322	(605)	-	-	-	-	-	1,927
PGRE's share of net loss	(5,762)	-	(639)	(17)	(2,416)	(35)	(2,655)	-
Real estate depreciation and amortization	9,543	1,395	1,816	12	7	115	5,069	1,129
FFO (3)	3,781	1,395	1,177	(5)	(2,409)	80	2,414	1,129
Adjustments to equity in earnings of unconsolidated joint ventures	(1,322)	605	-	-	-	-	-	(1,927)
FFO attributable to One Steuart Lane	2,409	-	-	-	2,409	-	-	-
Adjustments for non-core assets	(1,616)	-	-	-	-	-	(2,414)	798
Core FFO (3)	$3,252	$2,000	$1,177	$(5)	$-	$80	$-	$-

(1)
This property has been taken “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
See page 43 for our definition of this measure.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2024				As of March 31, 2024
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$21,052	$488	$20,564		$15,122
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	-	-	-		338,770
Investments in unconsolidated joint ventures	90,640	-	90,640	(3)	-
Other assets	16	16	-		355
Total Assets	$111,842	$504	$111,338		$354,247

Liabilities:
Accounts payable and accrued expenses	$97	$63	$34		$110
Other liabilities	22	14	8		1
Total Liabilities	119	77	42		111

Equity:
Paramount Group, Inc. equity	7,837	55	7,782		4,603
Joint Venture Partners' equity	103,886	372	103,514		349,533
Total Equity	111,723	427	111,296		354,136

Total Liabilities and Equity	$111,842	$504	$111,338		$354,247

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023				As of December 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$29,715	$9,353	$20,362		$14,274
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	775	775	-		335,353
Investments in unconsolidated joint ventures	89,949	-	89,949	(3)	-
Other assets	9	9	-		459
Total Assets	$120,582	$10,137	$110,445		$350,086

Liabilities:
Accounts payable and accrued expenses	$90	$55	$35		$88
Other liabilities	1,019	1,014	5		1
Total Liabilities	1,109	1,069	40		89

Equity:
Paramount Group, Inc. equity	8,884	1,181	7,703		4,549
Joint Venture Partners' equity	110,589	7,887	102,702		345,448
Total Equity	119,473	9,068	110,405		349,997

Total Liabilities and Equity	$120,582	$10,137	$110,445		$350,086

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Three Months Ended
	Three Months Ended March 31, 2024			March 31, 2024
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$732	$732	$-	$6,519
Net unrealized (losses) gains	(775)	(775)	-	1,619
(Loss) income from real estate related fund investments	(43)	(43)	-	8,138
Income from unconsolidated joint ventures	691	-	691	-
Interest and other income, net	200	-	200	-
Net income (loss)	$848	$(43)	$891	$8,138

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net income / FFO	$86	$7	$79	$105
FFO attributable to One Steuart Lane	(51)	-	(51)	-
Realized and unrealized gains and losses from real estate related fund investments	101	101	-	(21)
Core FFO (2)	$136	$108	$28	$84

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net income (loss) / FFO	$762	$(50)	$812
FFO attributable to One Steuart Lane	(640)	-	(640)
Realized and unrealized gains and losses from real estate related fund investments	674	674	-
Core FFO (2)	$796	$624	$172

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 43 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Three Months Ended
	Three Months Ended March 31, 2023			March 31, 2023
	Consolidated Funds
	Total		Residential	Total
	Consolidated Fund	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$4,661	$4,661	$-	$3,574
Net unrealized losses	(1,111)	(1,111)	-	(17,402)
Income (loss) from real estate related fund investments	3,550	3,550	-	(13,828)
Loss from unconsolidated joint ventures	(2,416)	-	(2,416)	-
Interest and other income, net	163	-	163	-
Income (loss) before income taxes	1,297	3,550	(2,253)	(13,828)
Income tax expense	(1)	-	(1)	-
Net income (loss)	$1,296	$3,550	$(2,254)	$(13,828)

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net income (loss)	$202	$462	$(260)	$(178)
Management fee income	271	271	-	-
PGRE's share of net income (loss)	473	733	(260)	(178)
Real estate depreciation and amortization	-	-	-	-
FFO (2)	473	733	(260)	(178)
FFO attributable to One Steuart Lane	179	-	179	-
Realized and unrealized gains and losses from real estate related fund investments	144	144	-	224
Core FFO (2)	$796	$877	$(81)	$46

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net income (loss)	$1,094	$3,088	$(1,994)
Management fee expense	(271)	(271)	-
Net income (loss) attributable to joint venture partners	823	2,817	(1,994)
Real estate depreciation and amortization	7	-	7
FFO (2)	830	2,817	(1,987)
FFO attributable to One Steuart Lane	2,230	-	2,230
Realized and unrealized gains and losses from real estate related fund investments	967	967	-
Core FFO (2)	$4,027	$3,784	$243

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 43 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

		As of March 31, 2024
Debt (1):		At 100%	At PGRE's Share (2)		Excluding Non-Core Debt
Notes and mortgages payable (secured debt):
Consolidated debt		$3,692,050	$2,973,680		$2,973,680
Unconsolidated joint ventures debt		1,171,822	271,568		271,568
Non-core unconsolidated joint ventures debt		578,641	358,113		-
Revolving Credit Facility (unsecured debt)		-	-		-
Total debt		$5,442,513	3,603,361	(A)	3,245,248	(A)

	Shares / Units	Share Price as of
Equity:	Outstanding	March 31, 2024
Common stock	217,329,254	$4.69	1,019,274		1,019,274
Operating Partnership units	20,035,314	4.69	93,966		93,966
Total equity	237,364,568	4.69	1,113,240		1,113,240

Total Market Capitalization			$4,716,601		$4,358,488

PGRE's share of cash and cash equivalents and restricted cash (2)			$412,452	(B)	$398,466	(B)

PGRE's share of net debt (2) (A - B)			$3,190,909		$2,846,782

PGRE's share of Net Debt to Annualized Adjusted EBITDAre (2)			9.2x		8.2x

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited)

Revolving Credit Facility Covenants: (1)	Required	Actual	PGRE's Share of Total Debt (2) Composition
Total Debt / Total Assets	Less than 60%	46.2%		Weighted Average
Secured Debt / Total Assets	Less than 50%	46.2%		Interest Rate	Years to Maturity
Fixed Charge Coverage	Greater than 1.5x	2.79x	Secured vs. Unsecured Debt:
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	Secured Debt	3.92%	3.3
Unencumbered Interest Coverage	Greater than 1.75x	38.02x	Unsecured Debt	-	-
			Total	3.92%	3.3

			Fixed vs. Floating Rate Debt:
			Fixed Rate Debt	3.31%	3.5
			Floating Rate Debt	8.01%	2.0
			Total	3.92%	3.3

(1)
This section presents ratios as of March 31, 2024 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.
(2)
See page 43 for our definition of this measure.

DEBT MATURITIES

(unaudited and in thousands)

Notes and mortgages payable (secured)	Paramount	PGRE's Share of Debt
Consolidated Debt:	Ownership	2024	2025	2026	2027	2028	Thereafter	Total	Rate
31 West 52nd Street ($500,000)	100.0%	$-	$-	$500,000	$-	$-	$-	$500,000	3.80%
1301 Avenue of the Americas ($860,000)	100.0%	-	-	860,000	-	-	-	860,000	4.87%	(1)
300 Mission Street ($232,050)	31.1%	-	-	72,168	-	-	-	72,168	4.50%
One Market Plaza ($850,000)	49.0%	-	-	-	416,500	-	-	416,500	4.08%
1633 Broadway ($1,250,000)	90.0%	-	-	-	-	-	1,125,012	1,125,012	2.99%

Unconsolidated JV Debt:
55 Second Street ($187,500)	44.1%	-	-	82,669	-	-	-	82,669	3.88%
712 Fifth Avenue ($300,000)	50.0%	-	-	-	150,000	-	-	150,000	3.39%
Oder-Center, Germany ($11,322)	9.5%	-	-	-	-	1,076	-	1,076	5.52%
60 Wall Street ($575,000)	5.0%	-	-	-	-	-	28,807	28,807	9.68%	(2)
1600 Broadway ($98,000)	9.2%	-	-	-	-	-	9,016	9,016	3.45%

Non-Core Unconsolidated JV Debt:
111 Sutter Street ($164,316)	49.0%	80,515	-	-	-	-	-	80,515	7.48%	(3)
Market Center ($414,325)	67.0%	-	277,598	-	-	-	-	277,598	3.22%	(4)

Revolving Credit Facility (unsecured)	100.0%	-	-	-	-	-	-	-	-%

PGRE's Share of Total Debt (5)		$80,515	$277,598	$1,514,837	$566,500	$1,076	$1,162,835	$3,603,361
Weighted average rate		7.48%	3.22%	4.44%	3.90%	5.52%	3.16%	3.92%
% of debt maturing		2.2%	7.7%	42.1%	15.7%	0.0%	32.3%	100.0%

PGRE's Share of Total Debt Excluding Non-Core Assets		$-	$-	$1,514,837	$566,500	$1,076	$1,162,835	$3,245,248
Weighted average rate		-%	-%	4.44%	3.90%	5.52%	3.16%	3.89%
% of debt maturing		-%	-%	46.7%	17.5%	0.0%	35.8%	100.0%

(1)
Consists of (i) $500,000 of variable rate loans that have been fixed at 2.49% by interest rate swaps through August 2024 and (ii) $360,000 of variable rate loans that bear interest at SOFR plus 368 basis points, where SOFR has been capped at 4.50% through August 2024.
(2)
Consists of (i) a $15,844 A-Note that bears interest at SOFR plus 245 basis points, of which 4.00% is current and the remaining interest will be accrued and (ii) a $12,963 B-Note that will accrue interest at a fixed rate of 12.00%.
(3)
This loan bears interest at a variable rate of SOFR plus 215 basis points.
(4)
Consists of (i) a $269,340 variable rate loan that has been fixed at 3.11% by an interest rate swap through December 2024 and (ii) an $8,258 variable rate loan that bears interest at SOFR plus 161 basis points.
(5)
See page 43 for our definition of this measure.

PORTFOLIO SUMMARY – TOTAL

(unaudited and in thousands, except square feet and per square foot amounts)

			Annualized Rent (1)		Square Feet
	%	%		Per	In	Out-of-
	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total
Same Store Portfolio
Weighted average	88.6%	87.3%	$821,306	$92.36	10,318,970	-	10,318,970
PGRE's share	89.1%	87.5%	$630,287	$88.54	8,287,620	-	8,287,620

Non-Same Store Portfolio (3)
Weighted average	52.6%	51.3%	$47,951	$91.06	1,027,752	1,625,483	2,653,235
PGRE's share	52.3%	50.9%	$29,693	$91.43	638,684	81,437	720,121

Total Portfolio
Weighted average	85.3%	84.1%	$869,257	$92.28	11,346,722	1,625,483	12,972,205
PGRE's share	86.5%	84.9%	$659,980	$88.67	8,926,304	81,437	9,007,741

	Leased % (1) (at PGRE's Share)
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Total Portfolio
New York	90.1%	90.2%	90.4%	90.5%	90.2%
San Francisco	76.8%	80.8%	82.0%	87.2%	88.7%
Weighted Average	86.5%	87.7%	88.1%	89.6%	89.8%

(1)
See page 43 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 60 Wall Street in our New York portfolio, which has been taken “out-of-service” for redevelopment and (ii) Market Center and 111 Sutter Street in our San Francisco portfolio.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	96.2%	96.2%	$184,115	$84.48	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	97.7%	97.7%	11,616	69.57	253,609	-	253,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	96.4%	96.4%	195,731	84.09	2,528,838	-	2,528,838
1301 Avenue of the Americas
Office	100.0%	85.9%	81.8%	117,592	85.56	1,698,218	-	1,698,218	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff, Citizens Bank,
									O'Melveny & Myers
Retail / Paramount Club	100.0%	100.0%	89.6%	2,546	182.24	50,883	-	50,883	Ocean Prime, Starbucks, Citizens Bank
	100.0%	86.3%	82.0%	120,138	86.45	1,749,101	-	1,749,101
1325 Avenue of the Americas
Office	100.0%	96.8%	89.8%	48,507	68.43	809,383	-	809,383	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore,
									Major League Baseball Players Association
Retail	100.0%	96.7%	96.7%	1,478	95.79	15,498	-	15,498	La Grande Boucherie
	100.0%	96.8%	90.0%	49,985	68.86	824,881	-	824,881
31 West 52nd Street
Office	100.0%	96.4%	96.4%	66,608	93.19	742,139	-	742,139	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners,
									Wilson Sonsini
Retail	100.0%	87.1%	87.1%	4,909	124.47	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	96.1%	96.1%	71,517	94.15	768,052	-	768,052
900 Third Avenue
Office	100.0%	68.6%	68.6%	28,216	71.80	575,592	-	575,592	Shiseido, Tannenbaum Helpern Syracuse & Hirschtritt,
									Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,396	101.86	16,144	-	16,144	Bank of America
	100.0%	69.0%	69.0%	29,612	72.77	591,736	-	591,736
712 Fifth Avenue
Office	50.0%	80.0%	80.0%	44,059	120.31	457,581	-	457,581	CVC Advisors, abrdn, OMI Management, Riverstone Holdings,
									Pictet Asset Management
Retail	50.0%	20.9%	20.9%	8,030	446.18	85,917	-	85,917	Harry Winston
	50.0%	70.6%	70.6%	52,089	135.52	543,498	-	543,498
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,669	316.62	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

New York:
Weighted average		89.6%	87.7%	$529,741	$87.65	7,031,799	1,625,483	8,657,282
PGRE's share		90.1%	88.1%	$474,439	$85.12	6,483,862	81,437	6,565,299

(1)
See page 43 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This property has been taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	92.5%	92.5%	$161,477	$112.56	1,555,717	-	1,555,717	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	63.4%	63.4%	4,604	77.42	53,874	-	53,874	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	91.5%	91.5%	166,081	111.80	1,609,591	-	1,609,591
300 Mission Street
Office	31.1%	80.9%	80.9%	48,281	98.85	606,193	-	606,193	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	3,339	75.38	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	51,620	96.94	655,365	-	655,365
One Front Street
Office	100.0%	79.1%	79.1%	45,058	90.30	631,661	-	631,661	JPMorgan Chase, Coinbase, JLL, Cigna
Retail	100.0%	89.0%	89.0%	1,168	97.75	13,137	-	13,137	JPMorgan Chase
	100.0%	79.3%	79.3%	46,226	90.47	644,798	-	644,798
55 Second Street
Office	44.1%	85.4%	85.4%	26,729	84.75	369,935	-	369,935	KPMG, Intercom, Rippling, UKG,
									Alston & Bird
Retail	44.1%	100.0%	100.0%	909	110.63	7,482	-	7,482	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.7%	85.7%	27,638	85.35	377,417	-	377,417
Market Center (3)
Office	67.0%	51.4%	49.7%	34,278	92.88	744,533	-	744,533	Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James, Waymo
Retail	67.0%	0.6%	0.6%	154	-	5,940	-	5,940
	67.0%	51.0%	49.3%	34,432	92.88	750,473	-	750,473
111 Sutter Street (3)
Office	49.0%	53.3%	53.3%	11,820	90.60	247,921	-	247,921	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,699	66.82	29,358	-	29,358	24 Hour Fitness
	49.0%	56.8%	56.8%	13,519	86.73	277,279	-	277,279

San Francisco:
Weighted average		78.4%	78.1%	$339,516	$100.41	4,314,923	-	4,314,923
PGRE's share		76.8%	76.4%	$185,541	$99.06	2,442,442	-	2,442,442

(1)
See page 43 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
These assets are being treated as non-core.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of March 31, 2024	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
JPMorgan Chase	One Front Street	Jun-2025	241,854		241,854		$20,523	$84.55	3.1%
		Dec-2029	76,999		76,999		7,972	103.53	1.2%
		Dec-2030	25,157		25,157		2,384	94.21	0.4%
			344,010		344,010		30,879	89.50	4.7%
Clifford Chance	31 West 52nd Street	Jun-2024	328,543		328,543		29,872	90.91	4.5%
Allianz	1633 Broadway	Jan-2031	320,911		288,823		29,172	101.00	4.4%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,284	92.15	1.6%
		Sep-2034	179,286		179,286		17,898	95.51	2.7%
			290,875		290,875		28,182	94.22	4.3%
Morgan Stanley	1633 Broadway	Mar-2032	260,829		234,749		20,448	87.11	3.1%
Warner Music Group	1633 Broadway	Jul-2029	288,250		259,428		18,690	71.08	2.8%
Showtime Networks	1633 Broadway	Jan-2026	253,196		227,879		17,783	76.34	2.7%
Google	One Market Plaza	Apr-2025	339,833		166,518		16,645	99.53	2.5%
Kasowitz Benson Torres	1633 Broadway	May-2024	50,718		45,647		3,786	82.95	0.6%
		Mar-2037	152,676		137,410		11,398	82.95	1.7%
			203,394		183,057		15,184	82.95	2.3%
Wilson Sonsini	1301 Avenue of the Americas	Aug-2025	61,048		61,048		6,127	100.36	0.9%
	One Market Plaza	Oct-2032	84,224		41,270		4,913	119.05	0.8%
	31 West 52nd Street	Feb-2041	26,451	(3)	26,451	(3)	2,143	81.02	0.3%
			171,723		128,769		13,183	102.38	2.0%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of March 31, 2024	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,928,504	25.5%	$172,618	26.1%
Technology and Media	1,462,345	19.3%	124,308	18.8%
Financial Services, all others	1,124,217	14.8%	108,006	16.4%
Financial Services - Commercial and Investment Banking	1,246,393	16.5%	107,056	16.2%
Insurance	400,965	5.3%	39,534	6.0%
Retail	160,746	2.1%	18,421	2.8%
Travel and Leisure	206,823	2.7%	14,654	2.2%
Consumer Products	121,732	1.6%	10,475	1.6%
Other Professional Services	111,420	1.5%	10,272	1.6%
Other	813,602	10.7%	54,636	8.3%

(1)
See page 43 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Excludes 105,756 square feet of pre-leased space that is currently occupied by Clifford Chance.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended March 31, 2024

Total square feet leased	276,717 (2)	117,004	159,713 (2)

PGRE's share of total square feet leased:	170,522	109,520	61,002
Initial rent (3)	$ 68.82	$ 69.27	$ 68.00
Weighted average lease term (in years)	7.9	11.4	1.8
Tenant improvements and leasing commissions:
Per square foot	$ 83.49	$ 127.03	$ 5.32
Per square foot per annum	$ 10.53	$ 11.17	$ 3.04
Percentage of initial rent	15.3%	16.1%	4.5%
Rent concessions:
Average free rent period (in months)	0.8	1.3	-
Average free rent period per annum (in months)	0.1	0.1	-

Second generation space: (3)
Square feet	94,975	33,973	61,002
Cash basis:
Initial rent (3)	$ 68.41	$ 69.15	$ 68.00
Prior escalated rent (3)	$ 71.32	$ 69.24	$ 72.48
Percentage decrease	(4.1%)	(0.1%)	(6.2%)
GAAP basis:
Straight-line rent	$ 66.59	$ 64.20	$ 67.91
Prior straight-line rent	$ 80.89 (4)	$ 64.50	$ 90.02 (4)
Percentage decrease	(17.7%) (4)	(0.5%)	(24.6%) (4)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
Includes 21,387 square feet that was leased at Market Center.
(3)
See page 43 for our definition of this measure.
(4)
The negative mark-to-market of 17.7% on a GAAP basis was driven primarily by a FAS 141 below-market lease adjustment that was included in the prior GAAP rent. Excluding the below-market lease adjustment from the prior GAAP rent, the mark-to-market on a GAAP basis would have been negative 2.2% for the total portfolio and negative 3.1% for San Francisco.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,899	6,189	$797	$-	0.1%

2Q 2024	354,123	329,134	29,853	90.79	4.5%
3Q 2024	134,685	114,729	10,697	93.30	1.6%
4Q 2024	136,117	118,533	8,922	75.29	1.3%
Total 2024	624,925	562,396	49,472	88.03	7.4%

1Q 2025	178,904	153,149	13,475	88.25	2.0%
Remaining 2025	1,252,436	874,949	81,579	93.16	12.2%
Total 2025	1,431,340	1,028,098	95,054	92.43	14.2%
2026	1,529,279	1,018,257	91,752	87.78	13.7%
2027	318,999	239,083	22,096	92.07	3.3%
2028	361,089	265,211	22,266	84.04	3.3%
Thereafter	5,407,793	4,597,628	387,829	87.66	58.0%

Total portfolio excluding non-core assets (4):

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	6,831	4,987	$716	$-	0.1%

2Q 2024	307,868	298,249	27,076	90.78	4.2%
3Q 2024	128,355	110,488	10,296	93.25	1.6%
4Q 2024	106,974	101,403	7,307	72.08	1.1%
Total 2024	543,197	510,140	44,679	87.59	6.9%

1Q 2025	134,589	130,097	11,282	86.83	1.8%
Remaining 2025	1,226,388	857,497	80,125	93.37	12.5%
Total 2025	1,360,977	987,594	91,407	92.51	14.3%
2026	1,458,209	970,640	86,994	87.22	13.6%
2027	259,568	206,352	18,772	90.55	2.9%
2028	180,619	147,180	11,902	80.95	1.9%
Thereafter	5,332,346	4,556,154	384,455	87.72	60.3%

(1)
See page 43 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Non-core assets consist of Market Center and 111 Sutter Street.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$510	$-	0.1%

2Q 2024	280,031	274,960	24,640	89.59	5.1%
3Q 2024	106,517	99,788	8,865	88.92	1.8%
4Q 2024	106,682	101,260	7,294	72.04	1.5%
Total 2024	493,230	476,008	40,799	85.71	8.4%

1Q 2025	43,791	41,496	3,100	74.71	0.6%
Remaining 2025	407,350	354,062	33,686	95.12	7.0%
Total 2025	451,141	395,558	36,786	92.97	7.6%
2026	682,621	617,728	50,951	78.58	10.5%
2027	180,044	161,692	14,081	86.54	2.9%
2028	118,584	98,024	7,536	76.71	1.6%
Thereafter	4,372,427	4,090,234	333,245	85.01	68.9%

(1)
See page 43 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	6,303	3,768	$287	$-	0.2%

2Q 2024	74,092	54,174	5,213	97.00	2.8%
3Q 2024	28,168	14,941	1,832	122.42	1.0%
4Q 2024	29,435	17,273	1,628	94.41	0.9%
Total 2024	131,695	86,388	8,673	100.92	4.7%

1Q 2025	135,113	111,653	10,375	93.31	5.6%
Remaining 2025	845,086	520,887	47,893	91.82	25.8%
Total 2025	980,199	632,540	58,268	92.09	31.4%
2026	846,658	400,529	40,801	101.83	22.0%
2027	138,955	77,391	8,015	103.42	4.3%
2028	242,505	167,187	14,730	88.35	8.0%
Thereafter	1,035,366	507,394	54,584	107.66	29.4%

San Francisco excluding non-core assets (4):
	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,235	2,566	$206	$-	0.1%

2Q 2024	27,837	23,289	2,436	105.16	1.6%
3Q 2024	21,838	10,700	1,431	133.43	0.9%
4Q 2024	292	143	13	117.49	-
Total 2024	49,967	34,132	3,880	114.18	2.5%

1Q 2025	90,798	88,601	8,182	92.52	5.3%
Remaining 2025	819,038	503,435	46,439	92.14	29.9%
Total 2025	909,836	592,036	54,621	92.19	35.2%
2026	775,588	352,912	36,043	102.20	23.3%
2027	79,524	44,660	4,691	104.85	3.0%
2028	62,035	49,156	4,366	89.50	2.9%
Thereafter	959,919	465,920	51,210	110.02	33.0%

(1)
See page 43 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Non-core assets consist of Market Center and 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Three Months Ended March 31, 2024
	Total (1)	New York	San Francisco (1)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$10,944	$8,441	$2,478	$25
Second generation tenant improvements	24,621	19,267	5,354	-
Second generation leasing commissions	749	743	6	-
Total Capital Expenditures	36,314	28,451	7,838	25
Amounts attributable to noncontrolling interests in consolidated joint ventures	(4,463)	(190)	(4,273)	-
PGRE's share of Total Capital Expenditures	$31,851	$28,261	$3,565	$25

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$4,208	$4,208	$-	$-
Other	37	37	-	-
Total Redevelopment Expenditures	4,245	4,245	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$4,245	$4,245	$-	$-

	Three Months Ended March 31, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$5,662	$3,504	$1,653	$505
Second generation tenant improvements	10,828	2,763	8,065	-
Second generation leasing commissions	1,710	556	1,154	-
Total Capital Expenditures	18,200	6,823	10,872	505
Amounts attributable to noncontrolling interests in consolidated joint ventures	(5,433)	(220)	(5,213)	-
PGRE's share of Total Capital Expenditures	$12,767	$6,603	$5,659	$505

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$2,655	$2,655	$-	$-
Other	463	463	-	-
Total Redevelopment Expenditures	3,118	3,118	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$3,118	$3,118	$-	$-

(1)
Excludes Market Center and 111 Sutter Street.
(2)
See page 43 for our definition of this measure.

RESEARCH COVERAGE (1)

(1)

Camille Bonnel	Thomas Catherwood	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Evercore ISI
(416) 369-2140	(212) 738-6140	(212) 446-9462
camille.bonnel@bofa.com	tcatherwood@btig.com	steve.sakwa@evercoreisi.com

Dylan Burzinski	Vikram Malhotra	Ronald Kamdem
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(949) 640-8780	(212) 282-3827	(212) 296-8319
dburzinski@greenstreet.com	vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com

Blaine Heck	Andrew Rosivach
Wells Fargo	Wolfe Research
(443) 263-6529	(646) 582-9250
blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP. In the first quarter of 2024, we updated our presentation of Core FFO attributable to common stockholders, FAD attributable to common stockholders, Adjusted EBITDAre, NOI and Cash NOI to exclude the impact of Market Center and 111 Sutter Street, which we have designated as non-core assets. Accordingly, we have recast the presentation for all prior periods presented to reflect this change.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. We present FFO attributable to common stockholders which represents the Company’s share of FFO, net of amounts attributable to noncontrolling interests.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs, gains or losses on early extinguishment of debt and other non-core adjustments, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. We present Core FFO attributable to common stockholders which represents the Company’s share of Core FFO, net of amounts attributable to noncontrolling interests.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. We present FAD attributable to common stockholders which represents the Company’s share of FAD, net of amounts attributable to noncontrolling interests. FAD payout ratio is calculated by dividing dividends declared on common stock by FAD attributable to common stockholders.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

PGRE’s Share of Cash and Cash Equivalents and Restricted Cash represents our share of cash and cash equivalents and restricted cash of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Net Debt is calculated by subtracting PGRE’s share of cash and cash equivalents and restricted cash from PGRE’s Share of Total Debt. PGRE’s share of Net Debt to Annualized Adjusted EBITDAre is calculated by dividing PGRE's share of Net Debt by PGRE's share of Annualized Adjusted EBITDAre.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) prior to its originally scheduled expiration, or (ii) that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.